Other Assets	12 Months Ended
May 31, 2017
Other Assets [Abstract]
OTHER ASSETS

NOTE 5 – OTHER ASSETS

On March 27, 2017, the Company entered into an Option to obtain a Property Lease Agreement (“the lease”) with Simfox Enterprises aka Achievers Nursery School. This is a development property situated in Lagos, Nigeria. The lease is for 30 years with two successive five-year extensions at the option of the Company. Consideration for the Option is $300,000 with $110,000 due immediately and the balance by installments on August 30, 2017. As of May 31, 2017, the Company has paid $181,000 leaving a balance of $119,000. In addition, the Company has agreed, subject to the signing of the Definitive Document, to pay Simfox Enterprises, a $390,000 refundable good faith deposit. This will be held by Simfox in an interest-bearing account to be returned to Bemax plus interest, on completion of the development of the property by the Company.